Exhibit 10.1

FACILITY LEASE AGREEMENT

DATED AS OF JANUARY 1, 2004

BETWEEN

LA QUINTA PROPERTIES, INC.
AS LESSOR

AND

LQC LEASING, LLC
AS LESSEE

TABLE OF CONTENTS

ARTICLE 1	LEASED PROPERTY; TERM; RENT	2
1.1	Leased Property	2
1.2	Term	2
1.3	Rent	2
ARTICLE 2	DEFINITIONS	2
2.1	Definitions	2
ARTICLE 3	ADDRESSES FOR NOTICE	4
ARTICLE 4	RECONCILIATION	4
ARTICLE 5	TERMINATION OF EXISTING LEASE	4

BASIC LEASE PROVISIONS

        This FACILITY LEASE AGREEMENT is dated as of January 1, 2004, and is between LA QUINTA PROPERTIES, INC., a Delaware corporation having its principal place of business at 909 Hidden Ridge, Suite 600, Irving, Texas 75038 ("Lessor"), and LQC LEASING, LLC, a Delaware limited liability company (successor in interest to La Quinta Leasing Company f/k/a The La Quinta Company) having its principal office at 909 Hidden Ridge, Suite 600, Irving, Texas 75038 ("Lessee"). This Facility Lease Agreement consists of these Basic Lease Provisions and the Exhibits hereto, including but not limited to the Detailed Lease Provisions (as defined below), which are incorporated herein by reference (collectively, with this Facility Lease Agreement, the "Lease"). Certain capitalized terms used herein are defined in Article 2 herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE 1

 LEASED PROPERTY; TERM; RENT

        1.1   Leased Property. Upon and subject to the terms and conditions set forth herein and in the Detailed Lease Provisions, the Lessor leases to Lessee and the Lessee rents and leases from the Lessor all of the Lessor's rights and interests in and to the Leased Property.

        1.2   Term. The term of this Lease shall commence on the Commencement Date and end on the Lease Termination Date (the "Term"); provided, however, that this Lease may be sooner terminated as provided in the Detailed Lease Provisions.

        1.3   Rent. The Lessee will pay the Lessor rent for the Leased Property upon and subject to the terms and conditions set forth in the Detailed Lease Provisions, including Article 3 thereof.

ARTICLE 2

 DEFINITIONS

        1.4   Definitions. For all purposes of this Lease and the other Lease Documents (as defined in the Detailed Lease Provisions), except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article of the Basic Lease Provisions have the meanings assigned to them in this Article and include the plural as well as the singular.

        Base Rent:    Thirty-six percent (36%) of the Gross Revenues of the Facilities per Fiscal Quarter.

        Base Rent Commencement Date:    January 1, 2004

        Commencement Date:    January 1, 2004

        Current Management Agreement:    shall mean that certain Management Agreement effective as of July 17, 1998 between Lessee (successor-in-interest to La Quinta Leasing Company, f/k/a The La Quinta Company) and Current Manager, as assigned to Lessee pursuant to that certain Management Agreement Assignment and Assumption Agreement made as of December 17, 2001, as amended by that First Amendment dated as of January 1, 2003 between Lessee and Current Manager and that Second Amendment dated as of July 15, 2003 between Lessee and Current Manager, and as may be further amended, modified or assigned.

        Current Manager:    La Quinta Inns, Inc., a Delaware corporation.

        Detailed Lease Provisions:    The provisions so labeled and attached hereto as EXHIBIT C.

        Facility:    Each of the hotel facilities located on the Land described on Exhibit A, together with the improvements, buildings, maintenance buildings and equipment, and other property used in connection therewith, as may be modified pursuant to Section 28.16 of the Detailed Lease Provisions.

        Key Executive Officers:    None.

        Land:    The real property owned by Lessor and described in EXHIBIT A attached hereto, as may be modified pursuant to Section 28.16 of the Detailed Lease Provisions, including any and all easements, rights and appurtenances of Lessor pertaining to such real property and any right, title and interest of Lessor in and to any adjacent land and adjacent streets, alleys or rights-of-way, but excluding any Out Parcels and other land excluded from the definition of "Leased Property" pursuant to Section 1.1 of the Detailed Lease Provisions.

        Lease Termination Date:    The fourth anniversary of the Commencement Date.

        Leased Property:    As defined in the Detailed Lease Provisions.

        Lessor Permits:    The permits described in EXHIBIT B attached hereto.

        Permitted Encumbrances:    All of those valid and subsisting agreements, covenants, restrictions, Liens and other encumbrances, to which this Lease is expressly subject, as same may appear of record as of the date hereof or which may hereafter be created in accordance with the terms hereof.

        Primary Intended Use:    The use of the Facility as a hotel facility, and such ancillary uses as are permitted by law and may be necessary in connection therewith or incidental thereto, or such other uses as otherwise reasonably approved by Lessor.

        Principal Place of Business:    909 Hidden Ridge, Suite 600, Irving, Texas 75038.

        Related Leases:    Leases entered into as of the date hereof between Lessee and those lessors listed on Schedule 1 attached hereto and made a part hereof.

        Term:    As defined in Section 1.2 of these Basic Lease Provisions.

ARTICLE 3

 ADDRESSES FOR NOTICE

        The following addresses are set forth as provided for by Article 23 of the Detailed Lease Provisions.

If to Lessee:	LQC Leasing, LLC 909 Hidden Ridge, Suite 600 Irving, Texas 75038 Attention: President
With copies to:	LQC Leasing, LLC 909 Hidden Ridge, Suite 600 Irving, Texas 75038 Attention: General Counsel
If to Lessor:	La Quinta Properties, Inc. 909 Hidden Ridge, Suite 600 Irving, Texas 75038 Attention: President
With copies to:	La Quinta Properties, Inc. 909 Hidden Ridge, Suite 600 Irving, Texas 75038 Attention: General Counsel

ARTICLE 4

 RECONCILIATION

        These Basic Lease Provisions shall govern in the event of any inconsistency between these Basic Lease Provisions and any of the Exhibits attached hereto, including the Detailed Lease Provisions, or any other document or instrument executed or delivered pursuant hereto or in connection herewith.

ARTICLE 5

 TERMINATION OF EXISTING LEASE

        Lessor and Lessee are parties to that Second Amended and Restated Facility Lease Agreement dated as of April 1, 2002 (as amended, the "Existing Lease"), by which Lessor leased to Lessee some or all of the hotel facilities covered by this Lease. Lessor and Lessee hereby agree that the Existing Lease is terminated for all purposes effective as of December 31, 2003, as if such date had been the scheduled expiration date of the Existing Lease. Lessor and Lessee agree that neither the execution of this Lease nor the termination of the Existing Lease shall waive, modify or affect the rights of Lessor against Lessee, or the obligations of Lessee to Lessor, pursuant to that certain Rent Deferral Agreement dated as of January 30, 2002.

        IN WITNESS WHEREOF, the parties have caused this Lease to be executed and attested by their respective officers thereunto duly authorized.

WITNESS:		LESSEE:
LQC LEASING, LLC, a Delaware limited liability company
/s/ SCOTT V. WILLIAMS		By:	/s/ DAVID L. REA
Name:	Scott V. Williams	Name:	David L. Rea
		Title:	Vice President
WITNESS:		LESSOR:
LA QUINTA PROPERTIES, INC., a Delaware corporation
/s/ GLENDA G. HALL		By:	/s/ DAVID R. BRADTKE
Name:	Glenda G. Hall	Name:	David R. Bradtke
		Title:	Vice President

Schedule to Exhibit 10.1

        Pursuant to Item 6 of Form 10-Q and Item 601 of Regulation S-K, the following Facility Lease Agreements were also entered into during the quarter and are substantially identical in all material respects except that in each case: (a) the Lessor to each agreement is a different party, (b) the property to which the Lease pertains, including any legal encumbrances is different, and (c) the term of the Lease may be four, five or six years. The additional agreements entered into are as follows:

  1.
  Two Facility Lease Agreements, each dated as of January 1, 2004 between La Quinta Properties, Inc. as Lessor and LQC Leasing, LLC as Lessee

  2.
  Three Facility Lease Agreements, each dated as of January 1, 2004 between La Quinta Texas Properties, L.P. as Lessor and LQC Leasing, LLC as Lessee

  3.
  Three Facility Lease Agreements, each dated as of January 1, 2004 between La Quinta Development Partners, L.P. as Lessor and LQC Leasing, LLC as Lessee

  4.
  Facility Lease Agreement, dated as of January 1, 2004 between LQM Operating Partners, L.P. as Lessor and LQC Leasing, LLC as Lessee

  5.
  Facility Lease Agreement, dated as of January 1, 2004 between LQ Investments I as Lessor and LQC Leasing, LLC as Lessee

  6.
  Facility Lease Agreement, dated as of January 1, 2004 between LQ Investments II as Lessor and LQC Leasing, LLC as Lessee

  7.
  Facility Lease Agreement, dated as of January 1, 2004 between LQ-Baton Rouge Joint Venture as Lessor and LQC Leasing, LLC as Lessee

  8.
  Facility Lease Agreement, dated as of January 1, 2004 between LQ-East Irvine Joint Venture as Lessor and LQC Leasing, LLC as Lessee